1st Quarter 2021 Results Investor Presentation Exhibit 99.2

Cautionary Statements This presentation contains forward-looking statements, as defined by federal securities laws, including, among other forward-looking statements, certain plans, expectations and goals. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this presentation are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements, including, without limitation, the following: general competitive, economic, unemployment, political and market conditions and fluctuations, including real estate market conditions, and the effects of such conditions and fluctuations on the creditworthiness of borrowers, collateral values, asset recovery values and the value of investment securities; movements in interest rates and their impacts on net interest margin; expectations on credit quality and performance; legislative and regulatory changes; changes in U.S. government monetary and fiscal policy, including any changes that result from recent U.S. elections; the impact of the COVID-19 pandemic on the general economy, our customers and the allowance for loan losses; the benefits that may be realized by our customers from government assistance programs and regulatory actions related to the COVID-19 pandemic; the potential impact of the proposed phase-out of the London Interbank Offered Rate (“LIBOR”) or other changes involving LIBOR; competitive pressures on product pricing and services; the cost savings and any revenue synergies expected to result from acquisition transactions, which may not be fully realized within the expected timeframes if at all; the success and timing of other business strategies; our outlook and long-term goals for future growth; and natural disasters, geopolitical events, acts of war or terrorism or other hostilities, public health crises and other catastrophic events beyond our control. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and its subsequently filed periodic reports and other filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements.

Ameris Profile Operating Strength Diversification Historically top quartile return on assets (> 1.50% ROA for last three years) Focus on expense control and improved operating efficiency Strong liquidity and continued funding opportunities Culture of disciplined banking Summary Experienced executive team with an average of 27 years banking experience in our market area Largest publicly traded bank headquartered in Atlanta, Georgia Premier Southeastern markets with attractive core deposit base Skills and leadership to continue to grow organically Capital levels to support opportunistic transactions Geographic diversification Diversified loan portfolio across product lines CRE concentrations are moderate Conservative credit culture with low levels of NPAs 2

1st Quarter 2021 Financial Results

Earnings Summary (dollars in thousands, except per share data) Quarter to Date Results 1Q21 1Q20 Change Net Income $ 124,962 $ 19,322 547% Net Income Per Diluted Share $ 1.79 $ 0.28 539% Return on Average Assets 2.44% 0.43% 468% Return on Average Equity 18.80% 3.16% 494% Efficiency Ratio 52.59% 68.23% -23% Net Interest Margin 3.57% 3.70% -4% Provision for Credit Losses $ (28,591) $ 41,047 -170% Adjusted Net Income(1) $ 115,746 $ 39,205 195% Adjusted Net Income Per Diluted Share(1) $ 1.66 $ 0.56 196% Adjusted Return on Assets(1) 2.26% 0.87% 159% Adjusted Return on TCE(1) 27.66% 10.98% 152% Adjusted Efficiency Ratio(1) 54.62% 59.87% -9% 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix

1Q 2021 Operating Highlights Net income of $125.0 million, or $1.79 per diluted share Adjusted net income(1) of $115.7 million, or $1.66 per diluted share Adjusted efficiency ratio(1) of 54.62%, compared with 52.67% in 4Q20 Adjusted ROA(1) of 2.26%, compared with 2.04% in 4Q20 Adjusted ROTCE(1) of 27.66%, compared with 25.04% in 4Q20 Net interest margin of 3.57%, compared with 3.64% in 4Q20; decrease attributable to excess liquidity held on the balance sheet during 1Q21 TBV (1) increased $1.58 per share to $25.27 per share, compared with $23.69 at the end of 4Q20 Non-performing assets decreased eight basis points to 0.40% of total assets, compared with 0.48% at December 31, 2020 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix

Operating Highlights (dollars in thousands) For the quarter 1Q21 1Q20 Asset Growth 988,489 -18,031 Asset Growth Rate 19.35% -0.40% Organic Loan Growth 118,880 275,630 Organic Loan Growth Rate 3.28% 8.60% Organic Loan Growth Ex. PPP 154,463 275,630 Organic Loan Growth Rate Ex. PPP 4.60% 8.60% Total Revenue 282,950 202,324 Total Revenue Growth 10.67% -15.47% Adjusted Operating Expenses (1) 149,062 135,052 Adjusted OPEX Growth -4.76% 56.75% Adjusted Efficiency (1) 54.62% 59.87% Considered a Non-GAAP measure – See reconciliation of GAAP to Non-GAAP measures in Appendix Growth rates are annualized for the applicable periods

Net Interest Margin Banking Division Loan Production Details Period Fixed Rate Variable Rate Total 1Q21 $ 359.3 3.64% $ 242.3 4.03% $ 600.6 3.80% 4Q20 $ 588.4 3.77% $ 196.5 4.14% $ 784.9 3.86% 3Q20 $ 474.9 3.78% $ 394.1 4.27% $ 869.0 4.00% Spread Income and Margin: Average earning assets up $851.9 million, while spread income increased $1.4 million compared with 4Q20 Margin down 7bps from 4Q20 and down 13bps from 1Q20 PPP income of $14.7 million, including $9.2 million related to acceleration of fee income on PPP forgiveness, compared with $13.8 million and $6.3 million, respectively, in 4Q20 Increase in accretion income due to increase in payoff activity compared with both 4Q20 and 1Q20 Deposit costs decreased by 6bps Excess liquidity negatively impacted margin as average interest-bearing deposits in banks increased approximately 144% Growth in noninterest bearing deposits during the first quarter such that noninterest bearing deposits are over 38% of total deposits at quarter end

Noninterest Income Noninterest Income Mortgage banking Revenue increased $63.2 million, or 178.7%, in 1Q21 compared with 1Q20 Production increased $1.28 billion, or 94.0%, over the same period. Mortgage open pipeline increased $327 million, or 16.3%, compared with 4Q20 SBA Gain on sale of loans increased 22.2% in 1Q21 compared with 4Q20 due to increase in volume of loans sold Noninterest income positively impacted by servicing right recovery of $906,000 in 1Q21 Other noninterest income Gain on BOLI proceeds of $603,000 in 1Q21 Improvement in gain on sale of loans compared with 4Q20 $457,000 gain on sale of a consumer portfolio in 1Q21 $308,000 loss on sale of certain hotel loans in 4Q20 Noninterest Income Highlights: Noninterest Income Trends

Expenses Adjusted Operating Expenses and Efficiency Ratio(1) OPEX Highlights: Total adjusted operating expenses decreased $1.8 million in 1Q21 compared with 4Q21 Decrease of $1.8 million in 1Q21 Banking division operating expenses primarily due to: $1.0 million contribution to Ameris Bank Foundation in 4Q20 $765,000 related to termination of remaining loss share agreements with the FDIC in 4Q20 Lines of business operating expenses were approximately flat as decreased variable costs (primarily incentives) in Mortgage driven by decreased production were offset by seasonal payroll tax increase in all lines of business and increased incentives in SBA related to PPP production Continue to drive expense control behaviors throughout the Company to fund future technology and innovation costs 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix

Balance Sheet Trends

Capital and TBV Consistent Growth in TBV Steady Capital Levels Support Growth Rate Management remains focused on growth in TBV TBV increased $1.58 per share in 1Q21: $1.64 from retained earnings ($0.06) from all other items including treasury stock transactions and OCI TBV increased $4.83 per share, or 23.6%, compared with 1Q20 TCE / TA at quarter end of 8.62%, up from 8.47% at the end of 4Q20 primarily due to retained earnings PPP loans impacted TCE/TA by 35bps at quarter end; Excess liquidity impacted TCE/TA by 94bps at quarter end Proforma TCE/TA excluding PPP and excess liquidity of 9.91% 1Q21 Adjusted ROTCE of 27.66% 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix

Loan Diversification and Credit Quality

Diversified Loan Portfolio 1Q21 Loan Portfolio Loan portfolio is well diversified across all loan types C&I loans represent second largest category of loans PPP loans totaled $817.9 million at 1Q21, which added ~5% to this category Average loan size is $78.0 thousand across all loan types CRE and C&D concentrations are 248% and 70%, respectively, at 1Q21 Participations purchased < 1% of loans Updated as of: 44286 BASED ON SUPER TRIAL RELATIONSHIPS Relationship Summary Relationship Groupings Total Committed Exposure (MM's) % of Total Legacy (FIS) Portfolio Top 25 Relationships $1,673.2 9.3% Super Trial - TCE Top 50 Relationships $2,682.2 0.14829599486918638 $18,086.8 Top 100 Relationships $4,171.2 0.23062122652984496 Top 250 Relationships $6,604.8 0.36517239091492143 Top 300 Relationships $7,099.2 0.39250724285114008 Individual Groupings Total Committed Exposure (MM's) Largest Relationship $100 10th Largest $70 50th Largest $35 100th Largest $24.7 200th Largest $13.5 300th Largest $9 # of Relationships Relationship Size (MM's) 1 $100 50 $35 100 $24.7 150 $17.899999999999999 200 $13.5 250 $10.6 300 $9

Loan Growth 1Q21 Loan Balance Changes First quarter net loan growth was $118.8 million, primarily the result of increases in investor CRE and portfolio mortgage loans. Annualized loan growth was 3.3% See Slide 21 for additional information on CRE production Seasonal decrease in Mortgage Warehouse lines of $36.1 million offset growth, as well as normal amortization of Indirect loans of $97.5 million Positive momentum in our C&I strategy was partially offset by net decreases in PPP loans. Net of this decrease in PPP, traditional C&I grew by $19 million

Allowance for Loan Losses The ALLL totaled $178.6 million at 1Q21, a net decrease of $20.8 million, or 10% from YE20 The reserve for unfunded commitments totaled $21.0 million, a decrease of $11.8 million, or 36% from YE20 During 1Q21, $28.6 million of prior provision expense was reversed, primarily the result of improving forecast models Changes in Q-Factor overlays accounted for a decrease in the ALLL of $9.9 million from YE20 The 1Q21 ALLL equated to 1.22% of Gross Loans and 1.29% of Gross loans net of PPP Loans 1Q21 CECL Reserve Updated as of: 44286 ALLL Summary Reserve Change due to Loan Growth 12/31/2020 Loan Growth NCOs Specific Reserves Q-Factors Model Changes 3/31/21 % of Total RFLL 12/31/2020 Portfolio x PPP % LLR 3/31/21 Portfolio x PPP % LLR Change Reserve impact 1Q21 Allowance Coverage Outstanding Balance (MM's) ALLL (MM's) % ALLL 4Q20 Allowance Coverage Outstanding Balance (MM's) ALLL (MM's) % ALLL Agriculture $2.4 $-8.5944494180839708E-3 $0 $-0.4 $-0.5 $0.90859444941808398 $2.4 1.3437849944008961E-2 $224.2 1.0704727921498663E-2 $223.4 1.0743061772605192E-2 $-0.79999999999998295 $-8.5944494180839708E-3 Total Loans $14,599.8 $178.6 1.2233044288277923E-2 Gross Loans $14,599.8 $178.6 1.2233044288277923E-2 CFIA $11.7 $-0.53059757113420347 $-1.7 $-0.5 $0.6 $2.8305975711342035 $12.4 6.9428891377379634E-2 $2,378.5 4.9190666386377969E-3 $2,280.8999999999996 5.4364505239159989E-3 $-97.600000000000364 $-0.53059757113420347 less: PPP Loans $-,792 Unfunded Commitments $3,451.8 $21 6.0837823744133495E-3 Real Estate - Investor CRE $119.3 $4.0334877564526774 $-1.2 $-0.4 $-14.3 $-9.1334877564526629 $98.3 0.55039193729003366 $5,216.3999999999996 2.2870178667280118E-2 $5,439.5999999999995 1.8071181704537101E-2 $223.19999999999982 $4.0334877564526774 Net Loans $13,807.8 $178.6 1.2934718057909298E-2 Reserves / Total Loans + Unfunded $18,051.599999999999 $199.6 1.1057191606284208E-2 Real Estate - Owner Occupied $12.6 $6.8556464811784359E-2 $0 $1.4 $1.5 $-1.968556464811785 $13.6 7.6147816349384112E-2 $1,519.8 8.2905645479668371E-3 $1,527.5 8.9034369885433711E-3 $7.7000000000000455 $6.8556464811784359E-2 Unfunded Commitments $3,451.8 $21 6.0837823744133495E-3 Real Estate - Residential $43.5 $1.5807045105432191 $0 $-0.6 $-3 $-3.7807045105432167 $37.700000000000003 0.21108622620380746 $2,744.3 1.5851036694238967E-2 $2,864.4 1.3161569613182517E-2 $120.09999999999991 $1.5807045105432191 Reserves / Total Loans + Unfunded $18,051.599999999999 $199.6 1.1057191606284208E-2 Consumer $6 $-1.770947681492496 $-1.2 $0 $5.8 $1.2709476814924949 $10.1 5.6550951847704374E-2 $869.4 6.901311249137336E-3 $739.7 1.3654184128700824E-2 $-,129.69999999999993 $-1.770947681492496 US Premium Finance $3.9 $-0.12594847112117738 $-0.2 $0 $0 $0.52594847112117771 $4.0999999999999996 2.2956326987681974E-2 $728.1 5.356407086938607E-3 $706.40000000000009 5.8040770101925243E-3 $-21.699999999999932 $-0.12594847112117738 Other $0 $0 $0 $0 $0 $0 $0 Inc / (Dec) $-56.3 0 $0 0 $56.3 $0 $199.4 $3.2466605586417203 $-4.3 $-0.50000000000000011 $-9.9000000000000021 $-9.3466605586417035 $178.59999999999997 $-20.80000000000004 $13,624.400000000001 1.4635506884706849E-2 $13,781.9 1.295902596884319E-2 $157.49999999999955 $3.2466605586417203 Unfunded Commitments $32.9 $0 $0 $0 $0 $-11.899999999999999 $21 $-11.899999999999999 PPP $845.9 $817.9 Other Loans $0 $0 $14,470.300000000001 $14,599.8 1.2233044288277919E-2 12/31/2020 Loan Growth NCOs Specific Reserves Q-Factors Model Changes 3/31/21 $199.4 $3.2466605586417203 $-4.3 $-0.50000000000000011 $-9.9000000000000021 $-9.3466605586417035 $178.59999999999997

COVID-19 Response 1Q21 COVID-related Payment Extensions As a % of Portfolio Volume Active COVID deferrals totaled $280.2 million, or 1.9% of Total Loans The largest remaining categories of active deferrals are Hotel Loans ($126.0 million, 45% of active deferrals), and SFR Mortgages ($79.7 million, 28%) SBA’s Paycheck Protection Program – 7,572 total customers with balances totaling $817.9 million, excluding unearned fees Since YE20, we’ve received $374.8 million in forgiveness proceeds on existing PPP loans and extended $346.8 million in new loans under PPP2 Of the total PPP loans, 6,401 loans (85% of total) for $252.7 million were < $150,000, which is currently the SBA’s threshold for the streamlined forgiveness process Updated as of: 44286 Top 10 Industries SBA Fee Category # of Loans Dollars Approved (MM's) Avg Size (MM's) Loan Size Category # of Loans Dollars Approved (MM's) Avg Size (MM's) NAICS Code Total (MM's) % of Total NAICS Description 0.05 7,161 $421.7 $5.8888423404552435E-2 < $150M 6,401 $252.7 $3.9478206530229647E-2 722511 $68 8.3% Full-Service Restaurants 0.03 369 $261.39999999999998 $0.70840108401084001 $150M - $500M 907 $230.4 $0.25402425578831311 721110 $40.799999999999997 4.9883848881281327 Hotels (except Casino Hotels) and Motels 0.01 42 $134.80000000000001 $3.2095238095238097 $500M - $2MM 222 $200 $0.90090090090090091 541110 $30.7 3.8% Offices of Lawyers Totals 7,572 $817.89999999999986 $0.10801637612255677 > $2MM 42 $134.80000000000001 $3.2095238095238097 621111 $23.4 2.9% Offices of Physicians (except Mental Health Specialists) Totals 7,572 $817.90000000000009 $0.1080163761225568 238220 $18.2 2.2% Plumbing, Heating, and Air-Conditioning Contractors 236115 $17.7 2.2% New Single-Family Housing Construction (except For-Sale Builders) 622110 $15.4 1.9% General Medical and Surgical Hospitals 44196 Change 722513 $15 1.8% Limited-Service Restaurants Change in Dollars Change 238210 $14.5 1.8% Electrical Contractors and Other Wiring Installation Contractors Number of Number of Approved Dollars 813110 $13.5 1.7% Religious Organizations Loans Loans (MM's) Approved Total Top 10 $257.2 0.31446387088886169 7165 -4 $421.7 $0 420 -51 $303.3 $-41.900000000000034 Total PPP $817.9 35 7 $120.8 $14.000000000000014 7620 -48 $845.8 $-27.900000000000091 Updated as of: 44286 COVID-19 Extensions Totals Portfolio % COVID Impacted Loan Type COVID Extensions Portfolio % COVID Impacted Loan Type Approved Payment Deferrals Borrowers Resumed Payments % Resumed Payments Active Deferrals % Portfolio* Loan Type Active Deferrals % Portfolio* AGPRO $,759,920 $51,591,734 1.4729491356115303E-2 Agriculture $13.4 $223.4 5.998209489704566E-2 Agriculture $13.4 $9.6000000000000014 0.71641791044776126 $3.8 1.7009847806624886E-2 Agriculture $3.8 1.7009847806624886E-2 C&I $76,755,866 $2,328,176,393 3.2968234808486867E-2 C&I $76.8 $2,987.3999999999996 2.5707973488652343E-2 C&I $76.8 $70.900000000000006 0.92317708333333348 $5.8999999999999915 1.974961504987612E-3 C&I $5.8999999999999915 1.974961504987612E-3 Municipalities $0 $,659,228,339 0 Investor CRE $1,343.4 $5,439.5 0.24697122897325124 Investor CRE $1,343.4 $1,191.6000000000001 0.88700312639571244 $151.79999999999998 2.7906976744186043E-2 Investor CRE $151.79999999999998 2.7906976744186043E-2 Instalment $10,011,288 $,739,728,294 1.3533736753349061E-2 Owner Occupied CRE $451.3 $1,527.5 0.29545008183306054 Owner Occupied CRE $451.3 $416.7 0.9233325947263461 $34.6 2.2651391162029459E-2 Owner Occupied CRE $34.6 2.2651391162029459E-2 RE - Investor CRE $1,191,165,520 $3,449,882,373 0.34527714026497913 SFR Mortgages $152.5 $2,864.4 5.3239770981706465E-2 SFR Mortgages $152.5 $72.5 0.47540983606557374 $80 2.7929060187124703E-2 SFR Mortgages $80 2.7929060187124703E-2 RE - OO CRE $,451,336,187 $1,527,491,805 0.29547535739479791 Consumer $10 $739.7 1.3518994186832499E-2 Consumer $10 $5.9 0.59000000000000008 $4.0999999999999996 5.5427876166013242E-3 Consumer $4.0999999999999996 5.5427876166013242E-3 RE - Construction $79,167,011 $1,521,976,664 5.2015916454288026E-2 Totals $2,047.4 $1,767.2000000000003 0.86314349907199384 $280.2 1.9% Totals $280.2 1.9% RE - Farmland $12,613,062 $,171,831,068 7.3403850344455748E-2 $2,047.4 $13,781.9 0.14855716555772427 RE - Multi $73,001,861 $,467,620,798 0.15611337500861114 RE - 1st mtg RRE $,132,917,718 $2,621,957,396 5.0694080004036801E-2 PPP Loans $817.9 RE - HELOC $19,551,348 $,242,459,383 8.0637621683628549E-2 $126 Hotels 0.44967880085653106 Other $0 $0 #DIV/0! Total Portfolio $14,599.8 $79.7 SFR 0.28443968593861529 $2,047,279,781 $13,781,944,247 0.14854796567948994 PPP Loans $,817,860,709 Gross Loans $14,599,804,956

NPA / Charge-Off Trend Non-Performing Assets (“NPA”) decreased $11.2 million, to $86.0 million at 1Q21, primarily as a result of: $5.0 million decrease in nonaccrual loans as a result of collection activities and upgrades $2.5 million decrease in 90+ past due loans in Premium Finance Division Net OREO reduction of $3.0 million As a percentage of Total Assets, Total NPAs decreased to 0.40% Net Charge-Offs (“NCO”) totaled $4.3 million in 1Q21, which equated to an annualized NCO ratio of 0.12% The increase in NCOs in 4Q20 was related to the sale of certain hotel notes totaling $17.2 million of NCOs

Problem Loan Trends


$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2.11%
1.29%
0.69%
1.87%
1.12%
0.64%
2.92%
1.91%
0.97%
2.57%
1.82%
0.59%
2.71%
1.78%
0.52%
1Q20
2Q20
3Q20
4Q20
1Q21
Criticized Loans
Classified Loans
Nonperforming Loans

	1Q20	2Q20	3Q20	4Q20	1Q21
Total Loans	$13,041	$14,508	$14,944	$14,471	$14,600
Total Loans, excl PPP	$13,041	$13,428	$13,846	$13,625	$13,782
Criticized Loans	$276	$272	$437	$372	$396
Classified Loans	$169	$163	$286	$263	$260
Nonperforming Loans	$90	$93	$145	$85	$76

- Non-Performing Loans decreased $8.5 million in 1Q21 to $76.3 million, primarily as a result of:
  - $5.9 million decrease in legacy and indirect nonaccrual loans
  - $2.5 million decrease 90+ days past due loans at Premium Finance Division
- Total Criticized Loans (Special Mention + Classified) increased $24.1 million during 1Q21 primarily as a result of the downgrade of two relationships. Classified Loans decreased $2.5 million

18

Hotel Exposure Hotel exposure totaled $509.6 million at 1Q21, or 3.5% of Total Loans. Approximately 14% of total committed exposure guaranteed by US Government Agencies (SBA or USDA) Top-Tier brands represent > 82% of exposure. All National brands totaled > 95% of committed balances. Approximately 77% of exposure located within the Bank’s primary MSAs At 1Q21, $126.0 million, or 25% of outstanding loans, remained under some form of active payment deferral Approximately $136 million in loans are on the Bank’s watch list due to continued weakness in the sector Total reserves held against the hotel portfolio were $28.1 million, or 5.51% of outstanding balance Hotels by Product # of Loans $$ Committed Balance (MM's) $$ Outstanding (MM's) $$ Avg Committed Balance (M's) Term CRE 91 $363.4 $360.1 $3.993406593406593 In-Process Construction 6 $98.7 $77.5 $16.45 Government Guaranteed (SBA, USDA) 61 $76.2 $72 $1.2491803278688525 Totals 158 $538.29999999999995 $509.6 $3.4069620253164552 TCE Hotel Portfolio by Brands # Net FMV TCE Avg FMV Avg TCE $$ GGL % GGL National Economy 54 $67.8 $68.7 $1.2555555555555555 $1.2722222222222224 24.4 0.35516739446870449 Non-Flagged 37 $25.2 $25.6 $0.68108108108108101 $0.69189189189189193 4.5999999999999996 0.17968749999999997 Top Tier 67 $416.7 $444 $6.2194029850746269 $6.6268656716417906 47.2 0.10630630630630632 Grand Total 158 $509.7 $538.29999999999995 $3.2259493670886075 $3.4069620253164552 $76.2 0.14155675274010776 Top Tier + Nat Eco $512.70000000000005% 0.95244287571985897 MSA # Net FMV TCE Avg FMV Avg TCE Atlanta, GA 15 $91.7 $94.2 $6.1133333333333333 $6.28 Jacksonville, FL 16 $90 $107.7 $5.625 $6.7312500000000002 Orlando, FL 10 $52.9 $53 $5.29 $5.3 Columbia, SC 4 $44.7 $44.7 $11.175000000000001 $11.175000000000001 Tampa, FL 3 $25.1 $25.2 $8.3666666666666671 $8.4 Savannah, GA 14 $20.9 $21.1 $1.4928571428571427 $1.5071428571428573 All Other MSAs 25 $88.7 $91.9 $3.548 $3.6760000000000002 No MSA 71 $95.7 $100.5 $1.347887323943662 $1.4154929577464788 Grand Total 158 $509.7 $538.30000000000007 $3.2259493670886075 $3.4069620253164561

Investor CRE Loans ~ 94% of CRE loans are concentrated within our five-state footprint, primarily in the Bank’s primary MSAs of Atlanta, Jacksonville, Orlando, Tallahassee, Columbia, Savannah and Charleston Loans outside the Bank’s footprint are generally acquired loans or SBA guaranteed Updated as of: 44286 MSA info excludes Servicing Director CONST Loans This chart INCLUDES Servicing Director Investor CRE Portfolio (CRE, MULTI, CONST) Investor CRE by MSA Loan Type Outstanding (MM's) % NPL % PD Avg Size Commitment (000's) MSA Outstanding (MM's) % of Total Construction Loans: Atlanta GA $1,622.4 0.30523206592290181 RRE - Presold $398.6 8.5000000000000006E-3 6.9599999999999995E-2 $332.2 Jacksonville FL $727 0.13677497036855868 RRE - Spec & Models $127.9 5.4000000000000003E-3 0 $358.4 Orlando FL $315 5.9% RRE - Lots & Land $82.9 1.21E-2 3.7000000000000002E-3 $150 Charleston SC $255.6 4.8% RRE - Subdivisions $31.9 3.2000000000000002E-3 0 $1,639.7 Greenville SC $181.1 3.4% Sub-Total RRE Construction $641.29999999999995 8.0999999999999996E-3 4.3700000000000003E-2 $296.7 Tampa FL $167.4 3.1% CML - Improved $795.8 0 2.3999999999999998E-3 $6,942 Columbia SC $148.30000000000001 2.8% CML - Raw Land & Other $85.4 6.3E-3 0 $334.3 Tallahassee FL $146.9 2.8% Sub-Total CRE Construction $881.19999999999993 5.9999999999999995E-4 2.2000000000000001E-3 $3,334.3 Savannah GA $152.19999999999999 2.9% Total Construction Loans $1,522.5 3.8E-3 1.9699999999999999E-2 $717.2 Gainesville FL $106.4 2.2% All Other MSAs $721.2 0.13568378078377513 Term Loans: Non-MSAs w/in Footprint $483.8 9.1% Office $839 1.1999999999999999E-3 1.1000000000000001E-3 $1,704.4 Other Markets $288 5.4% General Retail $636.5 1E-4 1.2999999999999999E-3 $1,175.5999999999999 Grand Total $5,315.3 0.99999999999999989 Strip Center, Anchored $508.7 0 0 $5,942.5 Multi-Family $469.1 4.0000000000000002E-4 0 $2,697.4 Hotels / Motels $438.5 1.9E-3 1.12E-2 $3,017.6 Strip Center, Non-Anchored $320.8 0 0 $1,923.5 Warehouse / Industrial $265.2 0 1.1000000000000001E-3 $1,193 Mini-Storage Warehouse $203.4 0 0 $2,099.1 Assisted Living Facilities $135.80000000000001 4.0000000000000002E-4 0 $3,669.7 Misc CRE (Church, etc) $100 2.9999999999999997E-4 5.9999999999999995E-4 $899.6 Sub-Total CRE Term Loans $3,917.5 5.9999999999999995E-4 1.8E-3 $1,881.7 Grand Total Investor CRE Loans $5,439.5 1.5E-3 6.7999999999999996E-3 $1,148.2

Commercial Real Estate Production 1Q21 Commercial Real Estate Production Summary: 1Q21 Construction and Development Loan Production Summary: 1Q21 production of C&D and CRE loans - $735.3 million committed exposure Residential Real Estate Construction: Spec & model to pre-sold ratio of 0.3:1 Total spec loans at low average loan size of $256.3 thousand Investor CRE 1Q21 production: Production totaled $393.2 million Weighted Average 1.86:1 debt service coverage Weighted Average 64.1% loan/value Summary of CRE Production by Collateral State- Updated as of: 44286 Production CRE Production Guaranty Structure Loan Type Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* Guaranty Structure Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* Strip Center, Anchored $90 $129.30000000000001 1.63 0.69 Non-Recourse $95.7 $108.7 1.74 0.63119999999999998 Office $30.9 $87.7 2.48 0.57599999999999996 Burn Off Guaranty $8.3000000000000007 $86.1 1.91 0.53739999999999999 Retail (inc Single-Tenant) $34.4 $63.5 1.53 0.70499999999999996 Full Guaranty $50.2 $87.4 2.31 0.69879999999999998 Multi-Family $9.8000000000000007 $34.799999999999997 1.51 0.58399999999999996 Limited Guaranty - By % $22.8 $40.299999999999997 1.58 0.67769999999999997 Warehouse / Industrial $21.1 $31.8 1.59 0.59 Limited Guaranty - By $$ $0 $0 0 0.0% Misc CRE (Church, etc.) $18.600000000000001 $21.6 2.02 0.64800000000000002 Exempt / Direct Debt $12 $15.5 2.02 0.74409999999999998 Mini-Storage Warehouses $12.4 $14.7 1.52 0.53800000000000003 Burn Down Guaranty $38 $55.2 1.47 0.67800000000000005 Strip Center, Non-Anchored $6.8 $6.8 2.4500000000000002 0.66800000000000004 Total CRE Loans $227 $393.20000000000005 1.86 0.6411 Other CRE Types $3 $3 6.71 0.69499999999999995 *Based on the average of all loans in that category > $250M Committed Exposure Hotels $0 $0 0 0.0% Total CRE Loans $227.00000000000003 $393.20000000000005 1.86 0.64100000000000001 *Based on the average of all loans in that category > $250M Committed Exposure RRE Construction Loan Type Outstanding (MM's) Committed Exposure (MM's) Avg Size Commitment (000's) RRE Construction - Pre-Sold $111.1 $250.1 $302.8 RRE Construction - Spec $25.1 $76.900000000000006 $256.3 A&D, RRE Lots, Other Land Loans $9.4 $14.100000000000001 $334.3 RRE Construction - Model $0.3 $1 $250.8 Total Construction Loans $145.9 $342.1 $291.89999999999998 Updated as of: 44286 Production CRE Production Guaranty Structure Loan Type Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* Guaranty Structure Outstanding (MM's) Committed Exposure (MM's) Debt Service Coverage (DSC)* Loan / Value* Strip Center, Anchored $90 $129.30000000000001 1.63 0.69 Non-Recourse $95.7 $108.7 1.74 0.63119999999999998 Office $30.9 $87.7 2.48 0.57599999999999996 Burn Off Guaranty $8.3000000000000007 $86.1 1.91 0.53739999999999999 Retail (inc Single-Tenant) $34.4 $63.5 1.53 0.70499999999999996 Full Guaranty $50.2 $87.4 2.31 0.69879999999999998 Multi-Family $9.8000000000000007 $34.799999999999997 1.51 0.58399999999999996 Limited Guaranty - By % $22.8 $40.299999999999997 1.58 0.67769999999999997 Warehouse / Industrial $21.1 $31.8 1.59 0.59 Limited Guaranty - By $$ $0 $0 0 0.0% Misc CRE (Church, etc.) $18.600000000000001 $21.6 2.02 0.64800000000000002 Exempt / Direct Debt $12 $15.5 2.02 0.74409999999999998 Mini-Storage Warehouses $12.4 $14.7 1.52 0.53800000000000003 Burn Down Guaranty $38 $55.2 1.47 0.67800000000000005 Strip Center, Non-Anchored $6.8 $6.8 2.4500000000000002 0.66800000000000004 Total CRE Loans $227 $393.20000000000005 1.86 0.6411 Other CRE Types $3 $3 6.71 0.69499999999999995 *Based on the average of all loans in that category > $250M Committed Exposure Hotels $0 $0 0 0.0% Total CRE Loans $227.00000000000003 $393.20000000000005 1.86 0.64100000000000001 *Based on the average of all loans in that category > $250M Committed Exposure RRE Construction Loan Type Outstanding (MM's) Committed Exposure (MM's) Avg Size Commitment (000's) RRE Construction - Pre-Sold $99.6 $238.7 $289.2 RRE Construction - Spec $25.1 $76.900000000000006 $256.3 A&D, RRE Lots, Other Land Loans $9.4 $14.100000000000001 $334.3 RRE Construction - Model $0.3 $1 $250.8 Total Construction Loans $134.4 $330.70000000000005 $282.3

Appendix

Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) For the quarter   1Q21   1Q20 Net Income $ 124,962   $ 19,322         Adjustment items       Merger and conversion charges -   540 Servicing right impairment (recovery) (10,639)   22,165 Gain on BOLI proceeds (603)   - Expenses related to SEC/DOJ Investigation -   1,443 Natural disaster and pandemic charges -   548 (Gain) loss on sale of premises (264)   470 Tax effect of adjustment items 2,290   (5,283) After tax adjustment items (9,216)   19,883 Adjusted Net Income $ 115,746   $ 39,205         Weighted average number of shares - diluted 69,740,860   69,502,022 Net income per diluted share $1.79   $ 0.28 Adjusted net income per diluted share $1.66   $ 0.56         Average assets 20,734,414   18,056,445 Return on average assets 2.44%   0.43% Adjusted return on average assets 2.26%   0.87%         Average common equity 2,695,005   2,456,617 Average tangible common equity 1,696,946   1,436,108 Return on average common equity 18.80%   3.16% Adjusted return on average tangible common equity 27.66%   10.98%

Reconciliation of GAAP to Non-GAAP Measures

(dollars in thousands)	Quarter to Date				
	1Q21	4Q20	3Q20	2Q20	1Q20
Adjusted Noninterest Expense					
Total noninterest expense	$ 148,798	$ 151,116	$ 153,692	$ 155,768	$ 138,053
Adjustment items:					
Merger and conversion charges	-	-	44	(895)	(540)
Restructuring charge	-	-	(50)	(1,463)	-
Expenses related to SEC/DOJ Investigations	-	(53)	(268)	(1,294)	(1,443)
Natural disaster and pandemic expenses	-	(235)	(470)	(2,043)	(548)
Gain (loss) on sale of premises	264	30	97	(281)	(470)
Adjusted noninterest expense	$ 149,062	$ 150,858	$ 153,045	$ 149,792	$ 135,052
Total Revenue					
Net interest income	$ 164,977	$ 163,456	$ 162,538	$ 163,814	$ 147,945
Noninterest income	117,973	112,143	159,018	120,960	54,379
Total revenue	$ 282,950	$ 275,599	$ 321,556	$ 284,774	$ 202,324
Adjusted Total Revenue					
Net interest income (TE)	$ 166,157	$ 164,763	$ 163,949	$ 165,178	$ 149,018
Noninterest income	117,973	112,143	159,018	120,960	54,379
Total revenue (TE)	$ 284,130	$ 276,906	$ 322,967	$ 286,138	$ 203,397
Adjustment items:					
(Gain) loss on securities	12	-	-	(14)	9
Gain on BOLI proceeds	(603)	-	(103)	(845)	-
Servicing right impairment (recovery)	(10,639)	9,501	412	7,989	22,165
Adjusted total revenue (TE)	$ 272,900	$ 286,407	$ 323,276	$ 293,268	$ 225,571
Efficiency ratio	52.59%	54.83%	47.80%	54.70%	68.23%
Adjusted efficiency ratio (TE)	54.62%	52.67%	47.34%	51.08%	59.87%

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Reconciliation of GAAP to Non-GAAP Measures   Quarter to Date (dollars in thousands) 1Q21 4Q20 3Q20 2Q20 1Q20             Total shareholders' equity $ 2,757,596 $ 2,647,088 $ 2,564,683 $ 2,460,130 $ 2,437,150 Less:           Goodwill 928,005 928,005 928,005 928,005 931,947 Other intangibles, net 67,848 71,974 76,164 80,354 85,955 Total tangible shareholders' equity $ 1,761,743 $ 1,647,109 $ 1,560,514 $ 1,451,771 $ 1,419,248             Period end number of shares 69,713,426 69,541,481 69,490,546 69,462,782 69,441,274 Book value per share (period end) $ 39.56 $ 38.07 $ 36.91 $ 35.42 $ 35.10 Tangible book value per share (period end) $ 25.27 $ 23.69 $ 22.46 $ 20.90 $ 20.44             Total assets $21,427,127 $20,438,638 $19,873,851 $19,872,629 $18,224,548 Less:           Goodwill 928,005 928,005 928,005 928,005 931,947 Other intangibles, net 67,848 71,974 76,164 80,354 85,955 Total tangible assets $20,431,274 $19,438,659 $18,869,682 $18,864,270 $17,206,646             Equity to Assets 12.87% 12.95% 12.90% 12.38% 13.37% Tangible Common Equity to Tangible Assets 8.62% 8.47% 8.27% 7.70% 8.25%

Ameris Bancorp Press Release & Financial Highlights March 31, 2021